Exhibit 10.1

FIRST AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 17, 2025, by and among MICROVAST HOLDINGS, INC., a Delaware corporation (“Holdings”), MICROVAST, INC., a Delaware corporation (“Borrower”), each of the Subsidiaries of Holdings listed as a “Guarantor” on the signature pages hereto (each such Guarantor, together with Holdings and Borrower, collectively, the “Loan Parties”), the Lenders (as defined below) party hereto and ACQUIOM AGENCY SERVICES LLC, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”), which amends that certain Loan and Security Agreement (as amended, restated, amended and restated, modified, waived or supplemented from time to time in accordance with the terms thereof, including by this Amendment, the “Loan Agreement”), dated May 28, 2024, by and among Holdings, Borrower, the other Loan Parties party thereto, YANG WU (the “Initial Lender” and, together with the Initial Lender’s permitted successors and assigns from time to time, collectively, the “Lenders”) and Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement.

WHEREAS, Borrower and each other Loan Party have requested, and Agent and each Lender party hereto (constituting all Lenders under the Loan Agreement) have agreed, to enter into this Amendment in order to effect certain amendments to the Loan Agreement as set forth in this Amendment, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to Loan Agreement. Subject to the satisfaction or waiver in writing of each condition set forth in Section 3 below, and in reliance on the representations, warranties, covenants and agreements of the Loan Parties set forth herein, the Loan Agreement is hereby amended as follows:

(a)       Section 1.1 of the Loan Agreement is hereby amended as follows:

   (i)       “November 28, 2025” in clause (a) of the definition of “Maturity Date” is deleted and replaced with “May 28, 2026”.

2.       Acknowledgment and Reaffirmation of Loan Documents. Each Loan Party hereby:

(a)       ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforceability of creditors’ rights generally, general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

(b)       agrees that, except as expressly set forth herein, (i) this Amendment is not intended, and should not be construed, as an amendment of, or any kind of waiver, consent or extension related to, the Loan Agreement or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, extension or waiver related to any future actions of any Loan Party and (iii) the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms, in each case, as amended, restated, amended and restated, modified, waived or supplemented from time to time in accordance with the terms thereof;

(c)       agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payment of the Obligations and that the Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects;

(d)       agrees that except as expressly set forth herein, Agent and each Lender reserve all of their respective rights pursuant to the Loan Agreement and all other Loan Documents;

(e)       agrees that the amendments and other agreements contained herein do not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or the Lenders to consider or agree to any future waiver, consent, extension or amendment and, in the event Agent or the Lenders subsequently agree to consider any future waivers, consents, extensions or amendments, neither the consents or other agreements contained herein nor any other conduct of Agent or any Lender shall be of any force or effect on Agent’s or any Lender’s consideration or decision with respect to any such requested waiver, consent, extension or amendment and neither Agent nor any Lender shall have any further obligation whatsoever to consider or agree to any future waiver, consent, extension, amendment or agreement; and

(f)       further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes.

3.       Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a)       Borrower and Agent shall have received a fully executed copy of this Amendment executed by each of the parties hereto;

(b)       no Default or Event of Default shall have occurred and be continuing or shall be caused by this Amendment; and

(c)       all of the representations and warranties of the Loan Parties under Section 4 of this Amendment are true and correct in all material respects (in each case, without duplication of any materiality qualifier) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (in each case, without duplication of any materiality qualifier set forth therein) as of such earlier date).

4.       Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and the Lenders that:

(a)       each Loan Party and each Subsidiary is (i) validly existing and in good standing under the laws of the jurisdiction of its organization; and (ii) duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except as would not reasonably be expected to have a Material Adverse Effect;

(b)       each Loan Party is duly authorized to execute and deliver this Amendment and each Loan Party is duly authorized to perform is Obligations under this Amendment. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary organizational action and do not and will not (i) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of applicable law in any material respect, (B) the charter, by-laws or other organizational documents of such Loan Party, (C) any Material Contract to which such Loan Party is a party, except, in the case of this clause (C), as would not reasonably be expected to have a Material Adverse Effect or (iii) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Permitted Liens); and

(c)       this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforceability of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and

(d)       there exists no Default or Event of Default, in each case, after giving effect to this Amendment.

5.       Release; Indemnification. In further consideration of the execution of this Amendment by Agent and each Lender party hereto, the Loan Parties hereby agree to indemnify, pay and hold harmless Agent and each Lender and their respective Affiliates, officers, partners, directors, trustees and employees (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) (collectively, “Claims”) that any Loan Party has, had or may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Loan Agreement or the other Loan Documents prior to the date of this Amendment, including with respect to the Obligations, any Collateral, the Loan Agreement or any other Loan Document; provided, that no Loan Party shall have any obligation to any Releasee with respect to any Claims to the extent such Claims arise (i) from the gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, of any Releasee or (ii) solely and exclusively from a claim brought by a Releasee against another Releasee. This Section 5 shall survive and continue in full force and effect whether or not any Loan Party shall satisfy all other provisions of this Amendment, the Loan Agreement or the other Loan Documents, including payment in full of all Obligations.

6.       Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses of Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with Section 10.4 of the Loan Agreement.

7.       Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

8.       References. Any reference to the Loan Agreement contained in the Loan Agreement or any document, instrument or agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment. This Amendment shall be deemed a Loan Document for all purposes.

9.       Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. The words “execution,” “signed,” “signature,” and words of like import in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.       Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE PROVISIONS OF SECTION 10.17 AND 10.18 OF THE LOAN AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWER: MICROVAST, INC. By: /s/ Isida Tushe Name: Isida Tushe Title: Vice President and Assistant Secretary

[Signature Page to First Amendment to Loan and Security Agreement]

GUARANTORS:

MICROVAST HOLDINGS, INC., as Holdings and a Guarantor

By: /s/ Fariyal Khanbabi

Name: Fariyal Khanbabi

Title: Chief Financial Officer

MICROVAST ADVANCED MATERIALS INC., as a Guarantor

By: /s/ Isida Tushe

Name: Isida Tushe

Title: Vice President and Assistant Secretary

MICROVAST ADVANCED MEMBRANE INC., as a Guarantor

By: /s/ Isida Tushe

Name: Isida Tushe

Title: Vice President and Assistant Secretary

MICROVAST ENERGY, INC., as a Guarantor

By: /s/ Isida Tushe

Name: Isida Tushe

Title: Vice President and Assistant Secretary

MICROVAST POWER SOLUTIONS, INC., as a Guarantor

By: /s/ Isida Tushe

Name: Isida Tushe

Title: Vice President and Assistant Secretary

MICROVAST GMBH, as a Guarantor

By: /s/ Richard Mayer-Pohl

Name: Richard Mayer-Pohl

Title: Managing Director

[Signature Page to First Amendment to Loan and Security Agreement]

ACQUIOM AGENCY SERVICES LLC, as Agent By: /s/ Beth Cesari Name: Beth Cesari Title: Executive Director, Loan Agency Relationship Management

[Signature Page to First Amendment to Loan and Security Agreement]

YANG WU, as a Lender By: /s/ Yang Wu Name: Yang Wu

[Signature Page to First Amendment to Loan and Security Agreement]